UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 30, 2007
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of 2007 Stock Award and Incentive Plan
     On April 30, 2007, the stockholders of Apartment Investment and Management Company (“Aimco”) approved the 2007 Stock Award and Incentive Plan (the “2007 Plan”), which provides for the reservation of 3,000,000 shares of Aimco Class A Common Stock available for issuance thereunder. The 2007 Plan is the successor to the 1997 Stock Award and Incentive Plan, which expired on April 24, 2007. The 2007 Plan was filed as Appendix A to Aimco’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2007, and is incorporated herein and as Exhibit 10.1 hereto by reference thereto. The forms of restricted stock agreement and non-qualified stock option agreement pursuant to which awards may be made under the 2007 Plan are filed as Exhibits 10.2 and 10.3, respectively, hereto. The administrator, as provided for in the 2007 Plan, has the authority to determine the terms and conditions, not inconsistent with the terms of the 2007 Plan, of any award granted pursuant thereto.

ITEM 9.01.	Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description

10.1	2007 Stock Award and Incentive Plan (incorporated by reference to Appendix A to Aimco’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2007)

10.2	Form of Restricted Stock Agreement

10.3	Form of Non-Qualified Stock Option Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 4, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Thomas M. Herzog Thomas M. Herzog Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2007 Stock Award and Incentive Plan (incorporated by reference to Appendix A to Aimco’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2007)

10.2	Form of Restricted Stock Agreement

10.3	Form of Non-Qualified Stock Option Agreement